Summary Prospectus
January 28, 2021, as restated February 22, 2021

Hartford Multifactor Large Cap Value Fund
Class R3	Class R4	Class R5	Class R6	Class Y	Class F
HMLRX	HMLSX	HMLTX	HMLVX	HMLYX	HMLFX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated January 28, 2021, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
INVESTMENT OBJECTIVE. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded value-oriented U.S. equity securities.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Please contact your financial intermediary for more information regarding whether you may be required to pay a transaction fee or a commission.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	R3	R4	R5	R6	Y	F
Management fees	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%
Distribution and service (12b-1) fees	0.50%	0.25%	None	None	None	None
Other expenses	14.99%	15.00%	14.92%	14.84%	14.92%	14.84%
Total annual fund operating expenses	15.68%	15.44%	15.11%	15.03%	15.11%	15.03%
Fee waiver and/or expense reimbursement(1)	14.74%	14.80%	14.77%	14.79%	14.77%	14.79%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	0.94%	0.64%	0.34%	0.24%	0.34%	0.24%
(1)
Lattice Strategies LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.94% (Class R3), 0.64% (Class R4), 0.34% (Class R5), 0.24% (Class R6), 0.34% (Class Y), and 0.24% (Class F). This contractual arrangement will remain in effect until January 31, 2022 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
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You invest $10,000
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Your investment has a 5% return each year
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The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)
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You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$96	$3,020	$5,353	$9,325
R4	$65	$2,960	$5,282	$9,271
R5	$35	$2,886	$5,190	$9,195
R6	$25	$2,866	$5,166	$9,176
Y	$35	$2,886	$5,190	$9,195
F	$25	$2,866	$5,166	$9,176
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Large Cap Value Index (HMLCVX) (the “Index”), which seeks to outperform traditional cap-weighted U.S. equity market indices and active U.S. equity market strategies through a market cycle.
From a starting universe of approximately 1000 of the largest U.S. companies by market capitalization and each security with an average daily trading volume exceeding $1 million, the Index methodology identifies companies exhibiting value-oriented characteristics and seeks to select those with a favorable combination of value, momentum and quality factors. Simultaneously, the Index methodology seeks to maintain similar sector and company size characteristics as the resulting value universe while reducing volatility by up to 15% compared to that of the traditional capitalization-weighted U.S. equity market indices over a complete market cycle through the Index construction process.
The Index is built with a rules-based, proprietary methodology that utilizes an optimization process to seek to achieve the desired composition and targeted characteristics. The Index’s components are risk- and factor-adjusted twice annually, with reconstitution and rebalance occurring in March and September. The Index was established on April 30, 2018. The components of the Index may range from 160 to 200, and the degree to which these components represent certain industries, may change over time. The Index, developed by Lattice, seeks to address identified risks within its asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process.
The Investment Manager uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as over concentration. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
Under normal conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities that are components of the Index. The Fund may invest the remainder of its assets in securities that are not included in the Index that the sub-adviser believes will help the Fund track the Index and may include certain derivative instruments and cash and cash equivalents, including money market funds. As of December 31, 2020, the components of the Index ranged in market capitalization from $3.32 billion to $546.28 billion. The market capitalization range of the Index changes over time. To the extent that the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will do so in approximately the same amount as the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.
The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. Lattice uses an optimization process, which includes both strategy risk controls (such as the minimum number of equities) and factor characteristics (such as value metrics), to determine which stocks are held in the Index and how they are weighted. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at hartfordfunds.com.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Index Tracking Risk – While the Fund seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk – Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Passive Strategy/Index Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Related Risk – The Fund seeks to achieve a return that corresponds generally to the total return performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what the Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the Index it publishes, and does not guarantee that the Index will be in line with Lattice’s described index methodology. The mandate of the Investment Manager and sub-adviser, as described in this Prospectus, is to manage the Fund consistently with its respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with the Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.
Apart from scheduled rebalances, Lattice may also carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. Where the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to the Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice with respect to the Index may increase the costs and market exposure risk of the Fund. Unusual market conditions may cause Lattice to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.
Industry Concentration Risk – Although the Fund generally will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investments to approximately the same degree as its Index. If the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Updated performance information is available at hartfordfunds.com. Keep in mind that past performance does not indicate future results. The returns in the bar chart and table:
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Assume reinvestment of all dividends and distributions
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Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.
The bar chart:
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Shows the Fund’s total return for the first full calendar year of operation
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Shows the returns of Class R6 shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses
Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	11.76%	June 30, 2020
Worst Quarter Return	-25.07%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Index and to another broad measure of market performance. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class R6 shares and will vary for other classes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2020
		Since Inception
Share Classes	1 Year	(5/31/19)
Class R6 – Return Before Taxes	-2.75%	6.53%
– Return After Taxes on Distributions	-3.29%	5.44%
– Return After Taxes on Distributions and Sale of Fund Shares	-1.26%	4.78%
Share Classes (Return Before Taxes)
Class R3	-2.91%	6.40%
Class R4	-2.96%	6.36%
Class R5	-2.84%	6.46%
Class Y	-2.85%	6.45%
Class F	-2.76%	6.53%
Hartford Multifactor Large Cap Value Index	-1.45%	7.39%
Russell 1000 Value Index (Gross) (reflects no deduction for fees, expenses or taxes)	2.80%	12.15%
MANAGEMENT. The Fund’s investment manager is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).
Portfolio Manager	Title	Involved with Fund Since
Thomas J. Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management of Mellon	2019
Marlene Walker Smith	Director, Co-Head of Equity Index Portfolio Management of Mellon	2020
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
David France, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon	2020
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How to Buy and Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares.
For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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8 January 28, 2021, as restated February 22, 2021 SUM-MULTILCV_022221